Exhibit 99.1

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02NICD 1 P C F + Special Meeting Proxy Card . C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign, but only one signature is required. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote “FOR” each of Proposals 1, 2 and 3. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. IMPORTANT SPECIAL MEETING INFORMATION For Against Abstain 1. To approve and adopt the Agreement and Plan of Merger dated June 13, 2017 (the “Merger Agreement”), by and between Horizon Bancorp (“Horizon”) and Wolverine Bancorp, Inc. (“Wolverine”), pursuant to which Wolverine will merge with and into Horizon, and to approve the merger. 3. To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes present at the Special Meeting to approve the Merger Agreement and the merger. For Against Abstain 2. To approve a non-binding, advisory proposal to approve the compensation payable to the named executive officers of Wolverine in connection with the merger. 4. Such other matters as may properly come before the Special Meeting or any adjournment thereof. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK 1234 5678 9012 345 MMMMMMM 3 4 3 1 9 6 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet must be received by 1:00 a.m., Eastern Time, on , 2017. Vote by Internet • Go to www.investorvote.com/WBKC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

SPECIAL MEETING OF STOCKHOLDERS , 2017 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Wolverine Bancorp, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders (the “ Special Meeting”) to be held at at:. m., Eastern time on , , 2017. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows: THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Wolverine Bancorp, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Wolverine Bancorp, Inc. at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. The undersigned acknowledges receipt from Wolverine Bancorp, Inc. prior to the execution of this proxy of a Notice of the Meeting and a proxy statement/prospectus dated , 2017. Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope. REVOCABLE PROXY — WOLVERINE BANCORP, INC. IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.